Exhibit 99.1

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

Shares of Common Stock for
up to 16,326,677 shares of

Series AA Convertible Preferred Stock, par value $0.0001 per share of
fuboTV Inc.

The undersigned represents that the undersigned has full authority to surrender without restriction the shares of Series AA Convertible Preferred Stock, par value $0.0001 per share (the “Series AA Preferred Stock”), of fuboTV Inc. (“fuboTV”) listed below upon the terms and subject to the conditions set forth in the prospectus, which forms part of the Registration Statement on Form S-4 filed on January 26, 2021 with the Securities and Exchange Commission (as it may be amended or supplemented from time to time, the “Offer to Exchange” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 26, 2021, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail, email or otherwise deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by hand, mail, courier,	By email:
or other expedited service:

American Stock Transfer & Trust Co., LLC	reorgvoluntary@astfinancial.com
Operations Center
Attn: Reorganization Department	with the subject line: fuboTV Exchange Offer
6201 15th Avenue
Brooklyn, New York 11219

The undersigned surrenders the following shares of Series AA Preferred Stock pursuant to the Offer:

DESCRIPTION OF SHARES SURRENDERED
Name(s) and Address(es) of Registered Owner(s)	Number of Shares Surrendered
(If blank, please fill in exactly as name(s) appear(s) on share certificate(s))

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PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING, BY PHONE AT (877) 732-3614 (TOLL FREE) OR (212) 269-5550 (CALL COLLECT) OR BY EMAIL AT FUBO@DFKING.COM.

You have received this Letter of Transmittal in connection with the offer by fuboTV, Inc., a Florida corporation (“fuboTV”), to exchange any and all outstanding shares of Series AA Convertible Preferred Stock, par value $0.0001 per share (“Series AA Preferred Stock”), of fuboTV for up to 32,653,354 shares of fuboTV’s common stock, par value $0.0001 per share (“common stock”), as described in the prospectus, which forms part of the Registration Statement on Form S-4 filed on January 26, 2021 with the Securities and Exchange Commission (as it may be amended or supplemented from time to time, the “Offer to Exchange” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the “Exchange Agent”) your shares of Series AA Preferred Stock for tender.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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Ladies and Gentlemen:

The undersigned hereby tenders to fuboTV, Inc., a Florida corporation (“fuboTV”), the above-described shares of Series AA Convertible Preferred Stock, par value $0.0001 per share, of fuboTV (collectively, “Shares”), for two shares of common stock of fuboTV, par value $0.0001 per share, per share of Series AA Preferred Stock (the “Offer Consideration”), on the terms and subject to the conditions set forth in the prospectus, which forms part of the Registration Statement on Form S-4 filed on January 26, 2021 with the Securities and Exchange Commission (as it may be amended or supplemented from time to time, the “Offer to Exchange” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”), receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Exchange, as it may be amended or supplemented from time to time, the “Offer”). The undersigned understands that fuboTV reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for exchange and exchange for the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, fuboTV, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after January 26, 2021 (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions to cause the Shares and Distributions to be assigned, transferred and exchanged.

The undersigned hereby irrevocably appoints each of the designees of fuboTV the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for exchange and with respect to any Distributions. The designees of fuboTV will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of fuboTV’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, fuboTV accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). fuboTV reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon fuboTV’s acceptance for payment of such Shares, fuboTV must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for exchange by fuboTV, fuboTV will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or fuboTV to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the exchange agent for the account of fuboTV any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, fuboTV shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Offer Consideration or deduct from the Offer Consideration the amount or value thereof, as determined by fuboTV in its sole discretion.

It is understood that the undersigned will not receive the Offer Consideration for the Shares unless and until the Shares are accepted for exchange.

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It is understood that the method of delivery of the Shares and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Shares and other documents shall pass only after the Exchange Agent has actually received the Shares. if delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with return receipt requested. DELIVERY WILL BE DEEMED EFFECTIVEAND RISK OF LOSS AND TITLE WILL PASS FROM THE OWNER ONLY WHEN RECEIVED BY THE EXCHANGE AGENT. in all cases, sufficient time should be allowed to ensure timely delivery.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.

The undersigned understands that the acceptance for exchange by fuboTV of Shares tendered pursuant to one of the procedures described in the Offer to Exchange and in the instructions hereto will constitute a binding agreement between the undersigned and fuboTV upon the terms and subject to the conditions of the Offer.

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SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 and 7)

To be completed ONLY if the Offer Consideration is to be issued in the name of someone other than the undersigned.

Issue Offer Consideration to:

Name: ________________________________________________________________________________________

(Please Print)

Address: ______________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

(Include Zip Code)

______________________________________________________________________________________________

(Tax Identification or Social Security Number)

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IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Enclosed Form W-9)
(Non-U.S. Holders Please Obtain and Complete Form W-8BEN, Form W-8BEN-E or Other Applicable Form W-8 from the IRS at www.irs.gov)

______________________________________________________________________________________

(Signature(s) of Stockholder(s))

Dated: _________, 2021

(Must be signed by registered owner(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s): ________________________________________________________________________________________

(Please Print)

Capacity (full title): ________________________________________________________________________________

Address: ________________________________________________________________________________________

_______________________________________________________________________________________________

(Include Zip Code)

Area Code and Telephone Number: ___________________________________________________________________

Email Address: ___________________________________________________________________________________

Tax Identification or
Social Security No.: _______________________________________________________________________________

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm: ____________________________________________________________________________________

_______________________________________________________________________________________________

(Include Zip Code)

Authorized Signature: ______________________________________________________________________________

Name: __________________________________________________________________________________________

(Please Type or Print)

Area Code and Telephone Number: ___________________________________________________________________

Dated: ________, 20__

____________________________________________________________________________________________

Place medallion guarantee in space below:

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INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered owner(s) of Shares tendered herewith and such registered owner has not completed the box titled “Special Issuance Instructions” on this Letter of Transmittal. See Instruction 5.

2. Delivery of Letter of Transmittal. This Letter of Transmittal, properly completed and duly executed with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its physical address or email address set forth on the front or back cover of this Letter of Transmittal prior to the Expiration Date. Please do not send this Letter of Transmittal directly to fuboTV.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

All questions as the proper completion or execution of any Letter of Transmittal or other required documents will be determined by fuboTV in its sole and absolute discretion (which may delegate power in whole or in part to the Exchange Agent) which determination will be final and binding. fuboTV reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of or exchange for which may be unlawful. fuboTV also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. fuboTV and the Exchange Agent shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Exchange Agent.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Intentionally Omitted.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as they appear on a security position listing.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to fuboTV of their authority so to act must be submitted.

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If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no separate stock powers are required unless the Offer Consideration is to be issued in the name of a person other than the registered owner(s), in which case this Letter of Transmittal must be accompanied by appropriate stock powers. Signatures on such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, this Letter of Transmittal must be accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the security position listing. Signatures on such stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. fuboTV will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). The undersigned, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if (a) the Offer Consideration is to be delivered to, or issued in the name of, any person other than the registered holder of the Shares; (b) the Shares are registered in the name of any person other than the person signing this Letter of Transmittal; or (c) a transfer tax is imposed for any reason other than the exchange of Shares pursuant to the Offer. If satisfactory evidence of payment of transfer taxes is not submitted with this Letter of Transmittal, the amount of any transfer taxes will be billed to the tendering holder.

7. Special Issuance Instructions. If the Offer Consideration is to be issued to a person other than the signer(s) of this Letter of Transmittal, the appropriate box on this Letter of Transmittal should be completed.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Offer to Exchange, this Letter of Transmittal, and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at fuboTV’s expense.

9. Backup Withholding. Under U.S. federal income tax laws, the Exchange Agent will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder that is a United States person (for U.S. federal income tax purposes), must provide the Exchange Agent with such stockholder’s correct taxpayer identification number (“TIN”) and certify that such stockholder is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Exchange Agent a Form W-BEN, Form W-BEN-E or the appropriate Form W-8. A Form W-8BEN, W-8BEN-E, or other Form W-8 may be obtained from the Exchange Agent or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the Offer Consideration.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF THE OFFER CONSIDERATION. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Waiver of Conditions. Subject to the terms and conditions to the Offer (as described in the Offer to Exchange) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by fuboTV in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a stockholder that is a non-exempt U.S. person (for U.S. federal income tax purposes) whose tendered Shares are accepted for exchange is required by law to provide the Exchange Agent with such stockholder’s correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and the Offer Consideration may be subject to backup withholding.

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If backup withholding applies, the Exchange Agent is required to withhold 24% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a U.S. stockholder with respect to the Shares, the stockholder is required to notify the Exchange Agent of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

What Number to Give the Exchange Agent

Each U.S. stockholder is generally required to give the Exchange Agent its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, and sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Exchange Agent will withhold 24% of the Offer Consideration until a TIN is provided to the Exchange Agent. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Exchange Agent within 60 days.

Please consult your accountant or tax advisor for further guidance regarding the completion of Form W-9, Form W-8BEN, Form W-8BEN-E or another version of Form W-8 to claim exemption from backup withholding, or contact the Exchange Agent.

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PAYER’S NAME: American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	______________ Social Security Number OR __________________ Employer Identification Number

Part 2 — Check appropriate box for federal tax classification; check only one:

[  ] Individual/Sole Proprietor [  ] C Corporation [  ] S Corporation

[  ] Partnership [  ] Trust/estate [  ] Limited Liability Company: ________

[  ] Other (please specify) _______________________

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”: C = C Corporation S = S Corporation P =Partnership
	Part 3 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)	__________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 4 — Certification Under Penalties of Perjury, I certify that:

(1)   The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)   I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3) I am a U.S. person (including a U.S. resident alien).

(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 — Awaiting TIN [ ]

Certification instructions — You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_____________________________________________DATE________________

NAME________________________________________________________________________

ADDRESS_____________________________________________________________________

CITY______________________ STATE ________ ZIP CODE __________________________

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YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 5 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

___________________________________________	____________________________________________
Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)
3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10. Corporate account	The corporation
4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization
5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership
6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization
7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

●	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
●	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
●	An international organization or any agency or instrumentality thereof.
●	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

●	A corporation.
●	A financial institution.
●	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
●	A real estate investment trust.
●	A common trust fund operated by a bank under Section 584(a).
●	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
●	A middleman known in the investment community as a nominee or custodian.
●	A futures commission merchant registered with the Commodity Futures Trading Commission.
●	A foreign central bank of issue.
●	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

●	Payments to nonresident aliens subject to withholding under Section 1441.
●	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
●	Payments of patronage dividends where the amount received is not paid in money.
●	Payments made by certain foreign organizations.
●	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

●	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
●	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
●	Payments described in Section 6049(b)(5) to nonresident aliens.
●	Payments on tax-free covenant bonds under Section 1451.
●	Payments made by certain foreign organizations.
●	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

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Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Exchange Agent for the Offer to Exchange is:

If delivering by hand, mail, courier,	By email:
or other expedited service:

American Stock Transfer & Trust Co., LLC	reorgvoluntary@astfinancial.com
Operations Center
Attn: Reorganization Department	with the subject line: fuboTV Exchange Offer
6201 15th Avenue
Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number, email or location listed below. Requests for additional copies of this Offer to Exchange and the Letter of Transmittal may be directed to the Information Agent at the telephone numbers, email or location listed below.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd floor

New York, NY 10005

(877) 732-3614 (toll free)

(212) 269-5550 (call collect)

Email: fubo@dfking.com

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